Exhibit 99.1

FORBES TO BECOME PUBLIC COMPANY THROUGH BUSINESS COMBINATION WITH SPECIAL PURPOSE ACQUISITION COMPANY MAGNUM OPUS

●	Combination will enable Forbes to further capitalize on its successful digital transformation, pursue additional growth opportunities and fully recognize the strength and potential of its iconic global brand
●	The combined company has secured an additional $400 million via PIPE that includes funds and accounts managed by top-tier institutional investors
●	The combined company will continue to be led by the current management team and will retain the Forbes name. Upon the closing of the transaction, Forbes will list on the New York Stock Exchange under the ticker symbol “FRBS”

NEW YORK, August 26, 2021—Forbes Global Media Holdings Inc., the iconic business information brand that convenes and curates the most influential leaders driving change, and Magnum Opus Acquisition Limited (NYSE: OPA), a publicly traded special purpose acquisition company focusing on global consumer, technology and media sectors, announced today that they have entered into a definitive business combination agreement. The transaction is expected to close in late fourth quarter 2021 or early first quarter 2022 and will enable Forbes to further capitalize on its successful digital transformation, using technology and data-driven insights to create more deeply engaged audiences, and associated high-quality and recurring revenue streams.

Forbes’ existing management team of industry veterans, all of whom have been instrumental in Forbes’ digital transformation and recent record business results, will continue to manage the combined company upon completion of the transaction under the leadership of Chief Executive Officer Mike Federle.

The Forbes brand today reaches more than 150 million people worldwide through its trusted journalism, signature LIVE events, custom marketing programs and 45 licensed local editions covering 76 countries. Forbes’ brand extensions include real estate, education and financial services license agreements. Through its digital platforms, Forbes is among the top 50 most visited websites on the internet. Among its competitive set, Forbes consistently ranks as the most consumed business information brand across highly desired audience segments and age demographics, according to data from Comscore. For 104 years, Forbes’ editorial mission has been consistent: to give people the knowledge, resources, inspiration and connections they need to achieve success. This mission has created a powerful hub for entrepreneurs and business communities around the world and has played an important role in connecting people with trusted information and insight amidst a rapidly evolving market.

The transaction will help Forbes maximize its brand and enterprise values and use its propriety technology stack and analytics to convert readers into long-term, engaged users of the platform, including through memberships and recurring subscriptions to premium content and highly targeted product offerings.

The combined company will announce new, independent members to its Board of Directors at a later date. Diversity and inclusion are core components of Forbes’ culture, and the Board of Directors will reflect these values.

“Leveraging our iconic global brand, Forbes has been executing a data-led platform strategy and is fast becoming the gateway for businesses, entrepreneurs and consumers to join the conversations and participate in the trends that are shaping the world today,” said Mike Federle, CEO of Forbes. “With this transition into a publicly traded company, Forbes will have the capital to accelerate growth by executing its differentiated content and platform strategy and fully realize the potential of our iconic brand.”

“It has been exciting to watch the Forbes management team successfully complete a digital transformation since we have been involved, and then deliver record annual returns,” said TC Yam, Executive Chairman of Integrated Whale Media, which acquired a majority stake in Forbes in 2014. “This is a testament to the outstanding, seasoned executive team, the consistently trusted quality of Forbes journalism and the dedication of the entire Forbes team. Now, it is time for the next exciting chapter in the Forbes narrative, one in which we are happy to remain involved as a significant investor and partner with the world class institutional and strategic investors at Magnum Opus.”

“The Forbes platform is defined by high-quality, high-impact journalism, product offerings and a loyal user base,” said Jonathan Lin, Chairman and CEO of Magnum Opus. “We are pleased to partner with the experienced management team to support initiatives to accelerate growth in high-quality and recurring revenue verticals. Forbes has expansive reach and is successfully broadening and deepening engagement through data-informed content curation that delivers what each Forbes user cares most about. The strategy fits perfectly with Magnum Opus’ strategy to support enterprises leveraging digitalization to craft more tailored user experiences, and big data analytics to create a positive feedback loop and multiple touchpoints with consumers.”

Transaction Overview

The transaction values the combined company at an implied pro forma enterprise value of $630 million, net of tax benefits. The transaction has been approved by the boards of directors of both Forbes and Magnum Opus. The transaction is expected to close in late fourth quarter 2021 or early first quarter 2022, subject to the satisfaction of customary closing conditions, including the approval of Magnum Opus’ shareholders.

The transaction is expected to raise approximately $600 million of gross proceeds consisting of the contribution of approximately $200 million of cash held in Magnum Opus’ trust account, assuming no redemptions by the public shareholders of Magnum Opus, and $400 million of additional capital through a private placement of ordinary shares of the combined company (“PIPE”) priced at $10.00 per share from funds and accounts managed by top-tier institutional investors.

Assuming no redemptions by the public shareholders of Magnum Opus, Forbes shareholders will own approximately 22% of the combined company at closing. Forbes will be capitalized with up to $145 million in cash.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Magnum Opus with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

A presentation and webcast with the management of Forbes and Magnum Opus regarding the transaction will be made available on Forbes’ website at Forbes.com/ir and on Magnum Opus’ website at opusacquisition.com.

Advisors

Kirkland & Ellis is acting as legal advisor and Credit Suisse is acting as capital markets advisor to Magnum Opus. Cadwalader, Wickersham & Taft LLP is acting as legal advisor to Forbes. JonesTrading Institutional Services is acting as placement agent on the PIPE and King & Spalding LLP is acting as legal advisor to JonesTrading.

About Forbes

Forbes champions success by celebrating those who have made it, and those who aspire to make it. Forbes convenes and curates the most influential leaders and entrepreneurs who are driving change, transforming business and making a significant impact on the world. The Forbes brand today reaches more than 150 million people worldwide through its trusted journalism, signature LIVE and Forbes Virtual events, custom marketing programs and 45 licensed local editions covering 76 countries. Forbes Media’s brand extensions include real estate, education and financial services license agreements. For more information, visit the Forbes News Hub or Forbes Connect.

About Magnum Opus

Magnum Opus Acquisition Limited is a special purpose acquisition company sponsored by L2 Capital, a private investment firm. Magnum Opus is a partnership of enterprise builders and public and private market investment specialists with extensive experience operating and investing throughout the business life cycle from founding, scaling operations through public listing. Magnum Opus aims to partner with public ready enterprises at the forefront of convergence of consumption and technology. Magnum Opus’ mission is to support companies to realize their vision as they embark on their journey into the public markets and face new opportunities, challenges and stakeholders.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of section 27A of the Securities Act and section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Magnum Opus and Forbes. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Magnum Opus and Forbes believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Magnum Opus and Forbes caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement relating to the proposed transaction, which is expected to be filed by Magnum Opus with the SEC and other documents filed by Forbes or Magnum Opus from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements in this communication include statements regarding the proposed transaction, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the transaction. Neither Magnum Opus nor Forbes can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including the ability to complete the business combination due to the failure to obtain approval from Magnum Opus’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by Magnum Opus’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the proxy statement to be filed by Magnum Opus with the SEC and those included under the heading “Risk Factors” in the Magnum Opus’s final prospectus relating to its initial public offering dated March 23, 2021 and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Magnum Opus, Forbes, their respective directors, officers or employees or any other person that Magnum Opus and Forbes will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Magnum Opus and Forbes as of the date of this communication. Subsequent events and developments may cause those views to change. However, while Magnum Opus and Forbes may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Magnum Opus or Forbes as of any date subsequent to the date of this communication.

Important Information and Where to Find it

In connection with the proposed transaction, Magnum Opus will file a preliminary proxy statement and a definitive proxy statement with respect to the shareholders meeting of Magnum Opus to vote on the proposed transaction. Shareholders of Magnum Opus and other interested persons are encouraged to read, when available, the preliminary and definitive proxy statements as well as other documents to be filed with the SEC because these documents will contain important information about Magnum Opus, Forbes and the proposed transaction. The definitive proxy statement will be mailed to shareholders of Magnum Opus as of a record date to be established for voting on the proposed transaction. Once available, shareholders of Magnum Opus will also be able to obtain a copy of the proxy statements and other documents filed with the SEC without charge, by directing a request to: Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong. The preliminary and definitive proxy statements, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Magnum Opus and Forbes and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Magnum Opus and their ownership is set forth in Magnum Opus’s filings with the SEC, including its final prospectus relating to its initial public offering dated March 23, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Magnum Opus shareholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Magnum Opus or Forbes, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contacts

Investors:

ir@forbes.com

Media:

U.S. – Bill Hankes at bhankes@forbes.com or pr@forbes.com

Europe – Charlotte Juckes at c.juckes@hawthornadvisors.com